UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2022

White River Energy Corp

(Exact name of registrant as specified in its charter)

Nevada	333-192060	45-3797537
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 W/ Dickson St., Suite 102 G Fayetteville, AR	72701
(Address of principal executive offices)	(Zip Code)

(800) 203-5610
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

The information contained below in Item 3.02 is hereby incorporated by reference into this Item1.01.

Item 3.02 Unregistered Sale of Equity Securities.

Between November 1, 2022 and November 8, 2022, White River Energy Corp (the “Company”) entered into a Securities Purchase Agreement (“SPA”) with accredited investors (“Purchasers”) whereby the Purchasers agreed to purchase a total of 31.809812 Units from the Company, with each Unit consisting of one share of a newly-designated Series C Convertible Preferred Stock (the “Series C”) and five-year Warrants to purchase up to 200% of the shares of Common Stock issuable upon conversion of the Series C (the “Warrants”), at a purchase price of $25,000 per Unit for a total purchase price of $795,245. These amounts are in addition to the $3,770,805 of Units the Company previously agreed to sell as disclosed on the Company’s Current Report on Form 8-K filed on October 25, 2022 and October 31, 2022 (the “Prior 8-K’s”), which combines for a total subscription of $4,566,050, of which the Company has received $4,531,050 as of the date of this Current Report on Form 8-K.

The terms of the SPA, Series C and Warrants, and related Registration Rights Agreement were previously disclosed on the Prior 8-K’s. The net proceeds from the offering, after offering expenses and related costs, will be used for working capital and general corporate purposes including oil and gas drilling on the Company’s working interests in Louisiana and Mississippi.

The offer and sale of the Units and the Series C and Warrants contained therein pursuant to the SPA was not registered under the Securities Act of 1933 and was exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the SPA, the Series C, the Warrants, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the SPA, the Series C, the Warrants, and the Registration Rights Agreement, copies of which are filed or incorporated by reference as Exhibits 10.1, 3.1, 10.2, and 10.3, respectively, to the Form 8-K filed on October 25, 2022 and are incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation to buy nor shall there be any sale of the shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3.1	Certificate of Designation of Series C Convertible Preferred Stock	8-K	10/25/2022	3.1
10.1	Form of Securities Purchase Agreement*	8-K	10/25/2022	10.1
10.2	Form of Warrant	8-K	10/25/2022	10.2
10.3	Form of Registration Rights Agreement*	8-K	10/25/2022	10.3
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and other attachments have been omitted. The Company undertakes to furnish the omitted schedules and attachments to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White River Energy Corp

Date: November 9, 2022	By:	/s/ Jay Puchir
	Name:	Jay Puchir
	Title:	Chief Executive Officer